UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:	September 30, 2011
(Date of earliest event reported):	September 30, 2011

Commission File No. 1-14588

CODORUS VALLEY BANCORP, INC.
(Exact name of Registrant as specified in its Charter)

Pennsylvania	23-2428543
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
105 Leader Heights Road P.O. Box 2887 York, Pennsylvania	17405-2887
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:       717-747-1519

Former name or former address, if changed since last Report:            N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01                      Entry into a Material Definitive Agreement.

On September 28, 2011, Codorus Valley Bancorp repurchased from the U.S. Department of the Treasury (“Treasury”) the warrant to purchase 263,859 shares of CVB’s common stock that was previously issued to Treasury as part of CVB’s participation in Treasury's Capital Purchase Program.  On September 28, 2011, CVB entered into a letter agreement with Treasury pursuant to which CVB paid a repurchase price of $526,604 for the outstanding warrant held by Treasury.

The Warrant Letter Agreement that CVB negotiated with Treasury is attached as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.                      Description
10.1                          Warrant Letter Agreement, dated September 28, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 30, 2011	CODORUS VALLEY BANCORP, INC. By: /s/ Diane E. Hill, CPA Name: Diane E. Hill, CPA Title: Vice President and Auditor